GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class B, Class C, Institutional, Service, Class IR, and Class R Shares of the

Goldman Sachs Small Cap Value Fund (the “Fund”)

Supplement dated June 20, 2011 to the
Prospectus dated December 29, 2010 (the “Prospectus”)

Effective as of the start of business on July 1, 2011, Goldman Sachs Asset Management (the “Investment Adviser”) has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.96% as an annual percentage rate of the average daily net assets of the Fund.

Accordingly, effective July 1, 2011, the following replaces in its entirety the table and its accompanying footnotes in the “Goldman Sachs Small Cap Value Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.0%		1.0%		None		None	None		None

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%	1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.23%		0.23%		0.23%		0.08%		0.58%	0.23%		0.23%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.23%		0.23%		0.23%		0.08%		0.08%	0.23%		0.23%

Total Annual Fund Operating Expenses	1.48%		2.23%		2.23%		1.08%		1.58%	1.23%		1.73%
Fee Waiver[2]	(0.04)%		(0.04)%		(0.04)%		(0.04)%		(0.04)%	(0.04)%		(0.04)%

Total Annual Fund Operating Expenses After Fee Waiver	1.44%		2.19%		2.19%		1.04%		1.54%	1.19%		1.69%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase at a rate of 2% in the first year, declining to 1% in the third year, and eliminated thereafter.
[2]	Effective July 1, 2011, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.96% as an annual percentage rate of the average daily net assets of the Fund. This arrangement will remain in effect through at least December 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Effective July 1, 2011, the following replaces, with respect to Small Cap Value, the information in the management fee table in the “Service Providers—Management Fees” section of the Prospectus.

Actual Rate for
the Fiscal
	Contractual	Average Daily	Year Ended
Fund	Rate	Net Assets	August 31, 2010
Small Cap Value	1.00%	First $2 Billion	1	.00%*
	0.90%	Next $3 Billion
	0.86%	Next $3 Billion
	0.84%	Over $8 Billion

*	Effective July 1, 2011, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.96% as an annual percentage rate of the average daily net assets of the Fund. This arrangement will remain in effect through at least December 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

This Supplement should be retained with the Prospectus for future reference.

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